Exhibit 10.1

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of November 13, 2014 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of September 28, 2012 (as amended by Amendment No. 1 dated as of November 5, 2014 and as further amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Omnicare, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), SunTrust Bank, as Administrative Agent (the “Agent”), and the other financial institutions party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Section 8.2 of the Credit Agreement permits amendment of the Credit Agreement with the written consent of the Administrative Agent, the Borrower and the Required Lenders;
WHEREAS, pursuant to Section 8.2 of the Credit Agreement, the Borrower desires to create (i) a new class of Tranche A Term Loans under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as the Term Loans, as set forth in the Credit Agreement and the Loan Documents, and (ii) a new class of Tranche A Revolving Loans and Tranche A Revolving Commitments (each as defined in Section 1) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as the Original Revolving Loans and Original Revolving Commitments (each as defined in Section 1), as set forth in the Credit Agreement and the Loan Documents, and in each case, except as such terms are amended hereby;
WHEREAS, the Borrower intends to incur additional Tranche A Term Loans in the aggregate principal amount of up to $61,879,310.35, resulting in an aggregate principal amount of $400,000,000 of Tranche A Term Loans outstanding on the Amendment No. 2 Effective Date (as defined below) and such Tranche A Term Loans shall bear interest at the Eurodollar Rate (as determined using the Eurodollar Base Rate in effect on November 10, 2014);
WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon the Amendment No. 2 Effective Date, to have exchanged all of its Term Loans for Tranche A Term Loans, and such Lender shall thereafter become a Tranche A Term Lender, subject to any adjustment in respect thereof in connection with any reallocation by the Amendment No. 2 Arrangers;
WHEREAS, each Revolving Lender that executes and delivers a consent to this Amendment substantially in the form of a Consent shall be deemed, upon the Amendment No. 2 Effective Date, to have exchanged all of its Original Revolving Commitments and Original Revolving Loans for Tranche A Revolving Commitments and Tranche A Revolving Loans, and such Lender shall thereafter become a Tranche A Revolving Lender, subject to any adjustment in respect thereof in connection with any reallocation by the Amendment No. 2 Arrangers;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Tranche A Term Lender will make Tranche A Term Loans in the amount set forth on the signature page of such Person’s Joinder on the Amendment No. 2 Effective Date to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term Loans (as defined herein), including accrued and unpaid interest and the related fees and out-of-pocket expenses of the Administrative Agent and the Amendment No. 2 Arrangers;
WHEREAS, the Borrower will pay to each Term Lender prior to the Amendment No. 2 Effective Date all accrued and unpaid interest on its Term Loans to, but not including, the Amendment No. 2 Effective Date;
WHEREAS, the Borrower and Required Lenders wish to make certain other amendments to the Credit Agreement authorized by Section 8.2 of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments Relating to Tranche A Term Loans and Tranche A Revolving Loans.
Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:
“Additional Tranche A Term Commitment” means, with respect to an Additional Tranche A Term Lender, the commitment of such Additional Tranche A Term Lender to make an Additional Tranche A Term Loan on the Amendment No. 2 Effective Date, in the amount set forth on the Joinder Agreement of such Additional Tranche A Term Lender to Amendment No. 2 to the Amended and Restated Credit Agreement. The aggregate amount of the Additional Tranche A Term Commitments of all Additional Tranche A Term Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Term Loans plus $17,500,000.
“Additional Tranche A Term Lender” means a Person with an Additional Tranche A Term Commitment to make Additional Tranche A Term Loans to the Borrower on the Amendment No. 2 Effective Date, which for the avoidance of doubt may be a Person that was a Term Lender immediately prior to the Amendment No. 2 Effective Date.
“Additional Tranche A Term Loan” means a Loan that is made pursuant to Section 2.2(b)(ii) of the Credit Agreement on the Amendment No. 2 Effective Date.

“Amendment No. 2 to the Amended and Restated Credit Agreement” means Amendment No. 2 to this Agreement dated as of November 13, 2014.
“Amendment No. 2 Arrangers” means each of SunTrust Robinson Humphrey, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, J.P. Morgan Securities LLC, Goldman Sachs Bank USA, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and U.S. Bank National Association, each in its capacity as a joint lead arranger and joint bookrunner for Amendment No. 2.
“Amendment No. 2 Effective Date” means November 13, 2014, the date on which all conditions precedent set forth in Section 4 of Amendment No. 2 to the Amended and Restated Credit Agreement are satisfied.
“Exchanged Term Loan” means each Term Loan as to which the Term Lender thereof has consented to exchange into a Tranche A Term Loan.
“Non-Exchanged Term Loan” means each Term Loan (or portion thereof) other than an Exchanged Term Loan.
“Original Revolving Commitment” means, with respect to each Lender, such Lender’s Revolving Commitments from and including the Original Effective Date to (but not including) the Amendment No. 2 Effective Date.
“Original Revolving Lender” means a Lender with an Original Revolving Commitment.
“Original Revolving Loans” means Loans made pursuant to Section 2.1 during the period from and including the Original Effective Date to (but not including) the Amendment No. 2 Effective Date.
“Tranche A Revolving Commitments” means, with respect to each Lender, such Lender’s Revolving Commitments on the Amendment No. 2 Effective Date and thereafter.
“Tranche A Revolving Lender” means a Lender with a Tranche A Revolving Commitment.
“Tranche A Revolving Loans” means Loans made pursuant to Section 2.1 from and including the Amendment No. 2 Effective Date.
“Tranche A Term Loan” means an Additional Tranche A Term Loan or a Tranche A Term Loan that is deemed made pursuant to Section 2.2(b)(i).
“Tranche A Term Loan Commitment” means, (i) with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Exchanged Term Loans for an equal principal amount of Tranche A Term Loans on the Amendment No. 2 Effective Date subject to any adjustment in respect thereof in connection with any reallocation by the Amendment No. 2 Arrangers and (ii) with respect to an Additional Tranche A Term Lender, the Additional Tranche A Term Commitment of such Additional Tranche A Term Lender.
“Tranche A Term Lender” means each Term Lender that has a Tranche A Term Loan Commitment or is the holder of a Tranche A Term Loan.
(b)    All references to “Term Loan,” “Term Commitment,” and “Term Lender” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Tranche A Term Loan,” “Tranche A Term Commitment,” and “Tranche A Term Lender,” respectively (unless the context otherwise requires). All references to “Revolving Loan,” “Revolving Commitment,” and “Revolving Lender” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Tranche A Revolving Loan,” “Tranche A Revolving Commitment,” and “Tranche A Revolving Lender,” respectively (unless the context otherwise requires).
(c)    The definition of “Arrangers” in Section 1.1 of the Credit Agreement is hereby amended by adding “and the Amendment No. 2 Arrangers” at the end of such definition.
(d)    The definition of “Revolving Loans” in Section 1.1 of the Credit Agreement is hereby replaced with the following:
“Revolving Loans” means (a) from and including the Original Effective Date to (but not including) the Amendment No. 2 Effective Date, Original Revolving Loans and (b) from and including the Amendment No. 2 Effective Date, the Tranche A Revolving Loans in each case, as a part of a Revolving Advance.
(e)    Section 2.2 of the Credit Agreement is hereby amended by designating the existing paragraph as paragraph (a) and adding the following paragraph (b) to such Section:
“(b)    (i) Subject to the terms and conditions hereof and of Amendment No. 2 to the Amended and Restated Credit Agreement, each consenting Term Lender severally agrees to exchange all of its Exchanged Term Loans for a like principal amount of Tranche A Term Loans on the Amendment No. 2 Effective Date subject to any adjustment in respect thereof in connection with any reallocation by the Amendment No. 2 Arrangers.
(ii)    Subject to the terms and conditions hereof and of Amendment No. 2 to the Amended and Restated Credit Agreement, each Additional Tranche A Term Lender severally agrees to make an Additional Tranche A Term Loan to the Borrower on the Amendment No. 2 Effective Date in the principal amount equal to its Additional Tranche A Term Commitment on the Amendment No. 2 Effective Date. The Borrower shall prepay the Non-Exchanged Term Loans with a like amount of the gross proceeds of the Additional Tranche A Term Loans, concurrently with the receipt thereof.

(iii) The Borrower shall pay to the Administrative Agent on behalf of the Term Lenders immediately prior to the effectiveness of Amendment No. 2 to the Amended and Restated Credit Agreement all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date.
(iv) The Tranche A Term Loans shall have the same terms as the Term Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 2 to the Amended and Restated Credit Agreement, except as modified by Amendment No. 2 to the Amended and Restated Credit Agreement; it being understood that the Tranche A Term Loans (and all principal, interest and other amounts in respect thereof) shall constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans prior to the Amendment No. 2 Effective Date, except as modified by Amendment No. 2 to the Amended and Restated Credit Agreement.”
(f)    Section 2.2 of the Credit Agreement is hereby further amended by adding the following sentence to the end of such Section:
“The Tranche A Term Commitment of each Additional Tranche A Term Lender shall be automatically terminated on the Amendment No. 2 Effective Date upon the borrowing of the Additional Tranche A Term Loans on such date.”
(g)    Section 2.3(b) of the Credit Agreement is hereby amended by deleting the table in such section and replacing it with the table below:

Installment Date	Aggregate Principal Amount
December 31, 2014	$5,000,000
March 31, 2015	$5,000,000
June 30, 2015	$5,000,000
September 30, 2015	$5,000,000
December 31, 2015	$5,000,000
March 31, 2016	$5,000,000
June 30, 2016	$5,000,000
September 30, 2016	$5,000,000
December 31, 2016	$5,000,000
March 31, 2017	$5,000,000

June 30, 2017	$5,000,000
September 30, 2017	$5,000,000
December 31, 2017	$5,000,000
March 31, 2018	$5,000,000
June 30, 2018	$5,000,000
September 30, 2018	$5,000,000
December 31, 2018	$5,000,000
March 31, 2019	$5,000,000
June 30, 2019	$5,000,000
September 30, 2019	$5,000,000
Facility Termination Date	$300,000,000

(h)    Section 2.19 of the Credit Agreement is hereby amended by adding the following at the end thereof:
“Notwithstanding anything to the contrary in this Section 2.19, the Borrower may terminate the Original Revolving Commitments on the Amendment No. 2 Effective Date substantially concurrently with the effectiveness of the Tranche A Revolving Commitments and the borrowing, if any, of the Tranche A Revolving Loans thereunder.”
(i)    Section 6.2 of the Credit Agreement is hereby amended by adding the following at the end thereof:
“The Borrower will use the proceeds of all Tranche A Term Loans (i) first, to refinance the Term Loans outstanding immediately after the Amendment No. 2 Effective Date and to pay any related fees and expenses and (ii) second, for general corporate purposes.”
Section 2.    Other Amendments to the Credit Agreement & Guaranty.
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty is or becomes illegal.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of comprehensive Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or any other relevant Sanctions authority or (b) any Person operating, organized or resident in a Sanctioned Country.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(b)    The definition of Facility Termination Date in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following: “Facility Termination Date” means November 13, 2019.”
(c)    The definition of “Consolidated Interest Expense” in Section 1.1 of the Credit Agreement is amended by replacing the following: “provided, however, that Consolidated Interest Expense shall exclude amortization of debt issuance costs and other deferred financing fees incurred on or prior to the Restatement Effective Date relating to (i) the Existing Agreement (as defined in the Original Credit Agreement), the Original Credit Agreement or this Agreement, or (ii) the other Loan Documents” with the following: “provided, however, that Consolidated Interest Expense shall exclude amortization of debt issuance costs and other deferred financing fees incurred on or prior to (A) the Restatement Effective Date and relating to (i) the Existing Agreement (as defined in the Original Credit Agreement), the Original Credit Agreement or this Agreement, or (ii) the other Loan Documents and (B) the Amendment No. 2 Effective

Date and relating to Amendment No. 2 to the Amended and Restated Credit Agreement, this Agreement, or the other Loan Documents”.
(d)    The definition of “EBITDA” in Section 1.1 of the Credit Agreement is amended to:
(i)    replace the words “(to the extent deducted in determining Consolidated Net Income)” with the words “(to the extent deducted in determining Consolidated Net Income (other than with respect to clause (f) below))”; and
(ii)    add the following clause (f): “the net reduction in costs and other operating improvements or synergies, determined in good faith by the Borrower in connection with internal initiatives and acquisitions for which specified actions have been taken or are reasonably expected to be taken, within the 12 months ended after the date of such pro forma event and that are reasonably identifiable and factually supportable; provided that amounts added back pursuant to this clause (f) shall not exceed 20% of EBITDA for such period (prior to giving effect to any such add-back).”
(e)    The definition of Eurodollar Base Rate in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, in the event that the Eurodollar Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”
(f)    The definition of FATCA in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end thereof: “and any agreements entered into pursuant to current Section 1471(b)(1) of Code (or any amended or successor version described above).”
(g)    The definition of Obligations in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of clause (c) thereof: “; provided that the Obligations shall not include Excluded Swap Obligations.”
(h)    The following is added as Section 5.23 to the Credit Agreement:
“Anti Corruption Laws and Sanctions. The Borrower, its Subsidiaries and, to the knowledge of the Borrower, their respective officers, employees, and directors are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of the Borrower, any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers or employees, is a Sanctioned Person.   No Advance or Letter of Credit, use of proceeds or other transaction contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions.”
(i)    Section 6.2 of the Credit Agreement is hereby amended by adding the following at the end thereof: “The Borrower will not request any Advance or Letter of

Credit, and the Borrower shall not use the proceeds of any Advance or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C)  in any manner that would result in the violation of  any Sanctions applicable to the Borrower or any of its Subsidiaries.”
(j)    Section 6.12 of the Credit Agreement is hereby amended by replacing:
(i)    in clause (B)(ii) thereof the words “which is not subordinated in right of payment to Indebtedness outstanding hereunder” with “(other than Permitted Subordinated Debt)”;
(ii)    in clause (B)(iii) thereof the words “provided that at the time of any such redemption” with the words “provided that at the time of the earlier of (i) the date on which the Borrower is irrevocably obligated to redeem, retire or otherwise pay such debt and (ii) closing or settlement of any transaction relating to such redemption”;
(iii)    clause (B)(iii)(b) thereof with the following “after giving effect to such redemption, purchase or payment, the sum of (1) the cash and Cash Equivalents of the Borrower and its Subsidiaries and (2) the amount of Revolving Commitments in excess of the then outstanding Revolving Exposure shall not be less than $100,000,000”; and
(iv)    clause (B)(iii)(c) thereof with the following: “both before or after giving effect to the proposed redemption, purchase or payment on a Pro Forma Basis, the Borrower and its Subsidiaries shall be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 6.18.”
(k)     Section 6.16 (k) of the Credit Agreement is hereby amended by replacing “$150,000,000” with “$300,000,000”.
(l)    Section 6.16(o) of the Credit Agreement is hereby amended by replacing “25,000,000” with “50,000,000”.
(m)    Section 6.18(b) of the Credit Agreement is hereby amended by replacing it with the following: “The Borrower will at all times maintain a Leverage Ratio for the most recently ended period of four consecutive fiscal quarters of not more than 4.00:1.00, provided that upon completion of a Permitted Acquisition or a series of Permitted Acquisitions in such period of four consecutive fiscal quarters with aggregate combined consideration in excess of $275,000,000, the Borrower will for the subsequent four consecutive fiscal quarters, maintain a Leverage Ratio of not more than 4.50:1.00 for the most recently ended period of four consecutive fiscal quarters.”

(n)    Section 6.22(i) of the Credit Agreement is hereby amended by replacing “$150,000,000” with “$300,000,000” and “1.00 to 1.00” with “2.00 to 1.00”.
(o)    Section 6.22(j) of the Credit Agreement is hereby amended by replacing the proviso thereto with the following: “provided that both before and after giving effect to the incurrence of any such Indebtedness, the Borrower and its Subsidiaries shall be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 6.18.”
(p)    Section 6.23(viii) of the Credit Agreement is hereby amended by replacing:
(i)    the words “provided that both before and after giving effect to such dividend, distribution, or purchase, redemption, retirement, defeasance or other acquisition of shares of Capital Stock” with the words “provided that both before and after the earlier of (i) the date on which the Borrower is irrevocably obligated to give effect to such dividend, distribution, or purchase, redemption, retirement, defeasance or other acquisition of shares of Capital Stock and (ii) the date of such dividend, distribution, or purchase, redemption, retirement, defeasance or other acquisition of shares of Capital Stock”;
(ii)    “3.00 to 1.00” with “3.75 to 1.00”; and
(iii)    clause (z) thereof with the following: “the sum of (1) the cash and Cash Equivalents of the Borrower and its Subsidiaries and (2) the amount of Revolving Commitments in excess of the then outstanding Revolving Exposure shall not be less than $100,000,000”.
(q)    Section 7.9 of the Credit Agreement is hereby replaced with the following:
“Any judgment or order for the payment of money in excess of $25,000,000 in the aggregate shall be rendered against the Borrower or any Subsidiary of the Borrower (to the extent not covered by (i) insurance as to which the insurer has been notified of such judgment or order and has not denied coverage (provided that such insurer shall be rated at least “A” by A.M. Best Company) or (ii) another reasonably creditworthy third-party indemnitor) and there shall be a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.”
(r)    Section 7.11 of the Credit Agreement is hereby deleted in its entirety.
(s)    Section 12.3.1 of the Credit Agreement is hereby amended to add, after the phrase “other than a natural Person”, the following: “, the Borrower or any Affiliate of the Borrower, to which no assignment shall be made”.

(t)    Schedule I to the Credit Agreement will be replaced with Schedule I hereto; provided that the Applicable Margin from the date hereof until the financial statements and Compliance Certificate for the Borrower’s fiscal quarter ending December 31, 2014 are required to be delivered under the Credit Agreement shall be at Level IV as set forth on such schedule.
(u)    Schedule II to the Credit Agreement will be replaced with Schedule II hereto.
(v)    Schedule VII to the Credit Agreement will be replaced with Schedule III hereto.
(w)    The Guaranty is hereby amended to add the following as Section 25 thereto:
“25. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by the Borrower or each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 25 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 25, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 25 shall remain in full force and effect until the Obligations are terminated in accordance with Section 11. Each Qualified ECP Guarantor intends that this Section 25 constitute, and this Section 25 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

For purposes of this Section 25, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 3.    Representations and Warranties; Covenants.
The Borrower represents and warrants to the Administrative Agent and the Lenders that both before and after giving effect to this Amendment, (x) no Default or Unmatured Default has occurred and is continuing; and (y) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that, the representations and warranties contained in Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.1(a) and (b) of the Credit Agreement, respectively.
Section 4.    Conditions to Effectiveness.
This Amendment shall become effective on the date on which each of the following conditions is satisfied (such date, the “Amendment No. 2 Effective Date”):
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrower:
(1)    counterparts of this Amendment executed by the Borrower and Consents executed by the Required Lenders; and
(2)    a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 2 Effective Date, if any.
(b)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;
(1)    an opinion of White & Case LLP, counsel to the Borrower and the Guarantors, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent and each Lender, in form reasonably satisfactory to the Administrative Agent;
(2)    an opinion of Stradley Ronon Stevens & Young, LLP, Pennsylvania counsel to the Borrower and the Guarantors, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent and each Lender, in form reasonably satisfactory to the Administrative Agent;
(3)    a certificate of the Secretary, Assistant Secretary or other appropriate officer of the Borrower certifying as to customary matters and attaching: (1) a certified copy of the certificate of incorporation of the Borrower; (2) its by-laws; (3) its board of directors’ resolutions authorizing the execution, delivery and performance of the Amendment and other relevant Loan Documents; (4) a certificate of good standing for the Borrower from the Delaware Secretary of State; and (5) incumbency certificate, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the relevant Loan Documents and to make borrowings hereunder, as applicable, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower

(4)    a certificate of the Secretary, Assistant Secretary or other appropriate officer or member of each Significant Subsidiary certifying as to customary matters and attaching, in respect of such Significant Subsidiary: (1) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents, (2) its by-laws, operating agreement or other similar governing document, (3) the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Amendment and the relevant Loan Documents, (4) certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Significant Subsidiary and (5) the name, title and specimen signature of each officer or other person authorized to sign the Loan Documents to which it is a party
(5)    a certificate, signed by the Chief Financial Officer, stating that, to the best of his knowledge after due inquiry, on the date hereof after giving effect to the Amendment, (i) no Default or Unmatured Default has occurred and is continuing; (ii) the representations and warranties of the Borrower and each Guarantor set forth in the Loan Documents are true and correct; and (iii) since the date of the financial statements of the Borrower described in Section 5.4(i) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.
(c)    The aggregate principal amount of the Exchanged Term Loans plus the aggregate principal amount of the Additional Tranche A Term Loan Commitments shall equal the aggregate principal amount of the outstanding Term Loans plus $17,500,000 immediately prior to the Amendment No. 2 Effective Date.
(d)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 2 Effective Date, all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 2 Effective Date on the Amendment No. 2 Effective Date.
(e)    The payment of all fees, expenses and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or any Amendment No. 2 Arranger, and in respect of which the Borrower has received an invoice in reasonable detail at least two Business Days prior to the Amendment No. 2 Effective Date .
(f)    To the extent requested by an Additional Tranche A Term Lender in writing not less than three (3) Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received, not less than three (3) Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-

your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
(g)    The Administrative Agent shall have received a fee in cash for the account of each Tranche A Lender equal to (i) 10 basis points of the principal amount of such Lender’s Tranche A Term Loans on the Amendment No. 2 Effective Date that represent a rollover of such Tranche A Lender’s Term Loans outstanding prior to the Amendment No. 2 Effective Date and (ii) 20 basis points of the principal amount of such Tranche A Lender’s Tranche A Term Loans on the Amendment No. 2 Effective Date that do not represent a rollover of Term Loans outstanding prior to the Amendment No. 2 Effective Date.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding. The effectiveness of this Amendment (other than Sections 5, 6 and 7 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 3 hereof.
The Lenders agree to use commercially reasonable efforts to return to the Borrower, on or promptly after the Amendment No. 2 Effective Date, any Notes delivered to the Lenders in accordance with Section 2.14(d) of the Credit Agreement; provided that the Agent shall have no obligation in connection therewith.
Section 5.    Consent with Respect to Termination of the Original Revolving Commitments.
Each of the Borrower and the Revolving Lenders approving this Amendment under the Consent hereby consents to the termination of the Original Revolving Commitments in accordance with Section 2.19 of the Credit Agreement (as amended by this Amendment).
Section 6.    Costs, Expenses and Taxes.
The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 9.7 of the Credit Agreement.
Section 7.    Execution in Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.    Governing Law and Waiver of Right to Trial by Jury.
This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the principles of conflict of laws thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, but giving effect to Federal laws applicable to national banks. The jurisdiction and waiver of right to trial by jury provisions in Section 9.13 and Section 9.14 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 9.    Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 10.    Reaffirmation.
The Borrower and each Guarantor hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable.
Section 11.    Effect of Amendment.
On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 12.    Reallocation.
On the Amendment No. 2 Effective Date, the Tranche A Term Loans of each of the Tranche A Term Lenders shall be reallocated among the Tranche A Term Lenders in accordance with their respective Commitments set forth on Schedule II attached hereto, and to effect such reallocations, each Tranche A Term Lender (including each Additional Tranche A Lender) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Tranche A Term Loans of the Tranche A Term Lenders as the Administrative

Agent may direct and require so that the Tranche A Term Loans of each Tranche A Term Lender will be as set forth on Schedule II attached hereto.
On the Amendment No. 2 Effective Date, the Tranche A Revolving Commitment of each of the Tranche A Revolving Lenders and the amount of all outstanding Tranche A Revolving Loans and participations in Letters of Credit and Swing Line Loans shall be reallocated among the Tranche A Revolving Lenders in accordance with their respective Tranche A Revolving Commitments, and to effect such reallocations, each Tranche A Revolving Lenders whose Tranche A Revolving Commitment on the Amendment No. 2 Effective Date exceeds its Tranche A Revolving Commitment immediately prior to the Amendment No. 2 Effective Date (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Tranche A Revolving Commitments of the Tranche A Revolving Lenders whose Tranche A Revolving Commitments are less than their respective Tranche A Revolving Commitment immediately prior Amendment No. 2 Effective Date (each an “Assignor Lender”), so that the Tranche A Revolving Commitments of each Tranche A Revolving Lender will be as set forth on Schedule II attached hereto. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, any Assignment Agreement without the payment of any related assignment fee, and, except for replacement Notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amount of their respective Tranche A Revolving Commitments (after the Amendment No. 2 Effective Date), no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments. Simultaneously on the Amendment No. 2 Effective Date, each Tranche A Revolving Lenders’ Tranche A Revolving Loans are hereby reallocated to reflect the adjustments to the Tranche A Revolving Commitments of the Tranche A Revolving Lenders as a result of this Amendment and the Tranche A Revolving Lenders shall make such Tranche A Revolving Loans on the Amendment No. 2 Effective Date as may be required to effectuate such reallocation. Furthermore, on the Amendment No. 2 Effective Date, all participations in Letters of Credit and Swing Line Loans shall be reallocated pro rata among the Tranche A Revolving Lenders after giving effect to the Tranche A Revolving Commitments contemplated hereby.
Each Lender hereby agrees to waive any indemnity claim for breakage costs related to Eurodollar Loans payable to such Lender under Section 3.4 of the Credit Agreement in connection with the reallocation contemplated hereby.

Section 13.    Loss of FATCA Grandfathering.
Solely for purposes of determining withholding Tax imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans (including any Loans already outstanding) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
OMNICARE, INC.

By:	/s/ Ankur Bhandari Name: Ankur Bhandari Title: Vice President, Treasurer

[Signature Page to Amendment No. 2]

Accepted and Agreed:
On Behalf of:

ADVANCED CARE SCRIPTS, INC.
AMC-NEW YORK, INC.
AMC-TENNESSEE, INC.
BADGER ACQUISITION LLC
BADGER ACQUISITION OF KENTUCKY LLC
BADGER ACQUISITION OF MINNESOTA LLC
BADGER ACQUISITION OF OHIO LLC
BEST CARE LTC ACQUISITION COMPANY LLC
BPNY ACQUISITION CORP.
CAMPO’S MEDICAL PHARMACY, INC.
CAPITOL HOME INFUSION, INC.
CCRX HOLDINGS, LLC
CCRX OF NORTH CAROLINA HOLDINGS, LLC
CCRX OF NORTH CAROLINA, LLC
CHP ACQUISITION CORP.
CIP ACQUISITION CORP.
CONTINUING CARE RX, LLC
CP ACQUISITION CORP.
CP SERVICES LLC
DELCO APOTHECARY, INC.
ENLOE DRUGS LLC
EVERGREEN PHARMACEUTICAL OF CALIFORNIA, INC.
HMIS, INC.
HOME PHARMACY SERVICES, LLC
HYTREE PHARMACY, INC.
JHC ACQUISITION LLC
LANGSAM HEALTH SERVICES, LLC
LCPS ACQUISITION LLC
LOBOS ACQUISITION, LLC
MANAGED HEALTHCARE, INC.
MANAGEMENT & NETWORK SERVICES, INC.
MED WORLD ACQUISITION CORP.
MEDICAL ARTS HEALTH CARE, INC.
MHHP ACQUISITION COMPANY LLC
NCS HEALTHCARE OF INDIANA LLC
NCS HEALTHCARE OF INDIANA, INC.
NCS HEALTHCARE OF KENTUCKY, INC.
NCS HEALTHCARE OF MONTANA, INC.
NCS HEALTHCARE OF NEW HAMPSHIRE, INC.

[Signature Page to Amendment No. 2]

NCS HEALTHCARE OF NEW MEXICO, INC.
NCS HEALTHCARE OF SOUTH CAROLINA, INC.
NCS HEALTHCARE OF TENNESSEE, INC.
NCS HEALTHCARE OF WASHINGTON, INC.
NCS SERVICES, INC.
NEIGHBORCARE HOLDINGS, INC.
NEIGHBORCARE PHARMACY SERVICES, INC.
NEIGHBORCARE REPACKAGING, INC.
NEIGHBORCARE SERVICES CORPORATION
NEIGHBORCARE, INC.
NIV ACQUISITION LLC
OMNICARE DISTRIBUTION CENTER LLC
OMNICARE ESC LLC
OMNICARE HEADQUARTERS LLC
OMNICARE HOLDING COMPANY
OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY LLC
OMNICARE MANAGEMENT COMPANY
OMNICARE OF NEVADA LLC
OMNICARE PHARMACIES OF PENNSYLVANIA EAST, LLC
OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY
OMNICARE PHARMACY OF MAINE LLC
OMNICARE PHARMACY OF NEBRASKA LLC
OMNICARE PHARMACY OF NORTH CAROLINA, LLC
OMNICARE PHARMACY OF PUEBLO, LLC
OMNICARE PHARMACY OF TENNESSEE LLC
OMNICARE PROPERTY MANAGEMENT, LLC
OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC.
OMNICARE PURCHASING COMPANY LIMITED PARTNER, INC.
PHARMACY ASSOCIATES OF GLENS FALLS, INC.
PHARMACY HOLDING #1, LLC
PHARMACY HOLDING #2, LLC
PHARMASOURCE HEALTHCARE, INC.
PHARMED HOLDINGS, INC.
PMRP ACQUISITION COMPANY, LLC
PP ACQUISITION COMPANY, LLC
PROFESSIONAL PHARMACY SERVICES, INC.
PSI ARKANSAS ACQUISITION, LLC
RXC ACQUISITION COMPANY
SHORE PHARMACEUTICAL PROVIDERS, INC.
STERLING HEALTHCARE SERVICES, INC.
SUBURBAN MEDICAL SERVICES, LLC
SUPERIOR CARE PHARMACY, INC.
TCPI ACQUISITION CORP.
UC ACQUISITION CORP.
UNI-CARE HEALTH SERVICES OF MAINE, INC.

[Signature Page to Amendment No. 2]

VAPS ACQUISITION COMPANY, LLC
VITAL CARE INFUSIONS, INC.
WEBER MEDICAL SYSTEMS LLC
WILLIAMSON DRUG COMPANY, INCORPORATED
ZS ACQUISITION COMPANY, LLC

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

ASCO HEALTHCARE OF NEW ENGLAND, LIMITED PARTNERSHIP
ASCO HEALTHCARE OF NEW ENGLAND, LLC
COMPASS HEALTH SERVICES, LLC
INSTITUTIONAL HEALTH CARE SERVICES, LLC
NEIGHBORCARE PHARMACIES, LLC

ASCO Healthcare, LLC,
as sole member (and general partner with respect to ASCO Healthcare of New England, Limited Partnership)
By: NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

[Signature Page to Amendment No. 2]

On Behalf of:

APS ACQUISITION LLC
ASCO HEALTHCARE, LLC
COMPSCRIPT, LLC
EVERGREEN PHARMACEUTICAL, LLC
HOME CARE PHARMACY LLC
INTERLOCK PHARMACY SYSTEMS, LLC
LO-MED PRESCRIPTION SERVICES, LLC
NCS HEALTHCARE OF ILLINOIS, LLC
NCS HEALTHCARE OF IOWA, LLC
NCS HEALTHCARE OF KANSAS, LLC
NCS HEALTHCARE OF OHIO, LLC
NCS HEALTHCARE OF WISCONSIN, LLC
NORTH SHORE PHARMACY SERVICES, LLC
OCR-RA ACQUISITION, LLC
OMNICARE OF NEW YORK, LLC
OMNICARE PHARMACIES OF PENNSYLVANIA WEST, LLC
OMNICARE PHARMACY AND SUPPLY SERVICES, LLC
OMNICARE PHARMACY OF THE MIDWEST, LLC
PHARMACY CONSULTANTS, LLC
ROESCHEN’S HEALTHCARE, LLC
SPECIALIZED PHARMACY SERVICES, LLC
VALUE HEALTH CARE SERVICES, LLC
WESTHAVEN SERVICES CO., LLC

NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

[Signature Page to Amendment No. 2]

On Behalf of:

NCS HEALTHCARE, LLC

Omnicare Holding Company, as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

CARE4, LP
Institutional Health Care Services, as general partner
By: ASCO Healthcare, LLC, as sole member

By: NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

NEIGHBORCARE OF INDIANA, LLC
NEIGHBORCARE OF VIRGINIA, LLC
Omnicare of New York, LLC, as sole member
By: NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

[Signature Page to Amendment No. 2]

On Behalf of:

CARE PHARMACEUTICAL SERVICES, LP
PRN PHARMACEUTICAL SERVICES, LP

Omnicare Indiana Partnership Holding Company LLC, as general partner

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

OMNICARE PHARMACY OF FLORIDA, LP
OMNICARE PHARMACY OF TEXAS 1, LP
OMNICARE PHARMACY OF TEXAS 2, LP

Pharmacy Holding #2, LLC, as general partner

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

MAIN STREET PHARMACY, L.L.C.

Professional Pharmacy Services, Inc., as manager

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

[Signature Page to Amendment No. 2]

On Behalf of:

OMNICARE PURCHASING COMPANY LP

Omnicare Purchasing Company General Partner, Inc., as general partner

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

THREE FORKS APOTHECARY LLC
NeighborCare, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

D&R PHARMACEUTICAL SERVICES, LLC

NeighborCare Services Corporation, as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

[Signature Page to Amendment No. 2]

SUNTRUST BANK, as
Administrative Agent, Issuer and Swing Line Lender

By:	/s/ Katherine Bass Name: Katherine Bass Title: Director

[Signature Page to Amendment No. 2]

Schedule I
APPLICABLE MARGIN, APPLICABLE COMMITMENT FEE RATE AND
APPLICABLE LETTER OF CREDIT RATE

Pricing Level	Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Floating Rate Loans	Applicable Commitment Fee Rate	Applicable Letter of Credit Fee Rate
I	< 1.50:1.00	1.00%	0.00%	0.15%	1.00%
II	≥ 1.50:1.00 but < 2.00:1.00	1.25%	0.25%	0.20%	1.25%
III	≥ 2.00:1.00 but < 2.50:1.00	1.50%	0.50%	0.25%	1.50%
IV	≥ 2.50:1.00 but < 3.00:1.00	1.75%	0.75%	0.30%	1.75%
V	≥ 3.00:1.00	2.00%	1.00%	0.35%	2.00%

Schedule II

Commitments

Lender	Revolving Commitment	Term Commitment
SunTrust Bank	$43,437,731.52	$57,079,536.88
Bank of America N.A.	$31,787,473.61	$33,212,526.39
Barclays Bank PLC	$27,501,759.32	$27,498,240.68
Goldman Sachs Bank USA	$27,501,759.32	$27,498,240.68
JPMorgan Chase Bank, N.A.	$27,501,759.32	$27,498,240.68
Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,358,902.18	$24,641,097.82
U.S. Bank National Association	$25,358,902.18	$24,641,097.82
KeyBank National Association	$13,928,571.43	$18,571,428.57
Sumitomo Mitsui Banking Corporation	$13,928,571.43	$18,571,428.57
The Huntington National Bank	$10,344,827.59	$19,655,172.41
Regions Bank	$10,714,285.71	$14,285,714.29
Fifth Third Bank	$10,714,285.71	$14,285,714.29
Synovus Bank	$10,714,285.71	$14,285,714.29
FirstMerit Bank, N.A.	-	$25,000,000.00
Sabadell United Bank, N.A.	$8,571,428.57	$11,428,571.43
First Tennessee Bank, N.A.	$6,428,571.43	$8,571,428.57
First Niagara Bank, N.A.	-	$15,000,000.00
PNC Bank, National Association	$6,206,884.97	$8,275,846.63
Banner Bank	-	$10,000,000.00
TOTALS	$300,000,000.00	$400,000,000.00

Schedule III

Significant Subsidiaries

RXC Acquisition Company
Advanced Care Scripts, Inc.
APS Acquisition, LLC
Omnicare Holding Company
NeighborCare, Inc.
NeighborCare Pharmacy Services, Inc.
NeighborCare Services Corporation
NeighborCare Holdings, Inc.

EXHIBIT A
CONSENT TO AMENDMENT NO. 2
CONSENT TO AMENDMENT NO. 2 (this “Consent”) to Amendment No. 2 (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of September 28, 2012 (as amended by Amendment No. 1 and as further amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Omnicare, Inc. (the “Borrower”), SunTrust Bank, as Administrative Agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.
Term Lenders
☐    The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents to convert 100% of the outstanding principal amount of the Term Loans held by such Lender into Tranche A Term Loans in a like principal amount, subject to any adjustments in respect thereof in connection with any reallocation by the Amendment No. 2 Arrangers.
Revolving Lenders
☐    The undersigned Revolving Lender hereby irrevocably and unconditionally approves the Amendment and consents to convert 100% of the outstanding principal amount of the Revolving Loans and Revolving Commitments held by such Lender into Tranche A Revolving Loans and Tranche A Revolving Commitments in a like principal amount, subject to any adjustments in respect thereof in connection with any reallocation by the Amendment No. 2 Arrangers.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
_______________________________________,as a Lender (type name of the legal entity)

By:	Name Title:
If a second signature is necessary:

By:	Name Title:

EXHIBIT B

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of November 13, 2014 (this “Agreement”), by and among [Insert name of Lender] (each, an “Additional Tranche A Term Lender” and, collectively, the “Additional Tranche A Term Lenders”), Omnicare, Inc. (the “Borrower”), and SUNTRUST BANK (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of September 28, 2012 and amended by Amendment No. 1 dated as of November 5, 2014 and Amendment No. 2 dated as of November 13, 2014 (as further amended and/or restated, supplemented or otherwise modified from time to time from time to time, the “Credit Agreement”), among the Borrower, each lender from time to time party thereto and SunTrust Bank, as Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Tranche A Term Commitments (the “Additional Tranche A Term Commitments”) with existing Term Lenders and/or Additional Tranche A Term Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Tranche A Term Lenders shall become Lenders pursuant to one or more Joinders;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Tranche A Term Lender hereby agrees to provide the Additional Tranche A Term Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.2(b) of the Credit Agreement. The Additional Tranche A Term Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from each Guaranty.
Each Additional Tranche A Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Tranche A Term Commitments provided pursuant to this Agreement shall constitute Tranche A Term Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Tranche A Term Lender hereby agrees to make an Additional Tranche A Term Loan to the Borrower in an amount equal to its Additional Tranche A Term Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.2(b) of the Credit Agreement.

Each Additional Tranche A Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Amendment No. 2 Arrangers or any other Additional Tranche A Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Tranche A Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Tranche A Term Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Tranche A Term Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.
For each Additional Tranche A Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Tranche A Term Lender may be required to deliver to the Administrative Agent pursuant to Section 2.18(e) of the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the principles of conflict of laws thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, but giving effect to Federal laws applicable to national banks.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as would be enforceable.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of November 13, 2014.
[__________________]

By:	Name Title:
Additional Tranche A Term Commitments:
$61,879,310.35

OMNICARE, INC.

By:	Name Title:

Accepted:

SUNTRUST BANK,
as Administrative Agent
By:
    Name:
Title:

B-6